UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2014

Commission File Number: 001-36261

CHC Group Ltd.
(Exact name of Registrant as specified in its charter)

Cayman Islands	98-0587405
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
190 Elgin Avenue
George Town
Gran Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

The disclosures under “Item 1.01 Entry into a Material Definitive Agreement” and “Item 3.02 Unregistered Sale of Equity Securities” of the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2014 (or the Prior 8-K), are incorporated herein by reference. The Company completed the sale and issuance of 100,000 preferred shares to the CD&R CHC Holdings, L.P. on December 15, 2014. The preferred shares offered to CD&R CHC Holdings, L.P. will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
The Company’s press release announcing the sale and issuance of 100,000 preferred shares is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description

10.1(1)	Investment Agreement, dated as of August 21, 2014, by and between CHC Group Ltd., Clayton, Dubilier & Rice Fund IX, L.P. and Clayton, Dubilier and Rice, LLC
99.1	Press Release dated December 15, 2014

(1)     Previously filed as Exhibit 10.1 to the Current Report on Form 8-K (No. 001-36261) filed with the SEC on August 27, 2014 and incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC GROUP LTD.

By:	/s/ Russ Hill
Name: Russ Hill
Authorized Signatory
Date: December 15, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

10.1(1)	Investment Agreement, dated as of August 21, 2014, by and between CHC Group Ltd., Clayton, Dubilier & Rice Fund IX, L.P. and Clayton, Dubilier and Rice, LLC
99.1	Press Release dated December 15, 2014

(1)     Previously filed as Exhibit 10.1 to the Current Report on Form 8-K (No. 001-36261) filed with the SEC on August 27, 2014 and incorporated herein by reference.